UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 4, 2016

NN, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23486	62-1096725
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

207 Mockingbird Lane, Johnson City, Tennessee	37604
(Address of principal executive offices)	(Zip Code)

(423) 434-8310

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On April 4, 2016, James H. Dorton resigned his position as Senior Vice President and Chief Financial Officer of NN, Inc. (the “Company”) and retired from the Company effective April 8, 2016.

In connection therewith, Thomas C. Burwell, Jr., the Company’s Vice President–Chief Accounting Officer and Corporate Controller, was named the Company’s principal financial officer. Mr. Burwell, age 47, joined the Company as Corporate Controller in September 2005. He was promoted to Vice President–Chief Accounting Officer and Corporate Controller in 2011. Prior to joining the Company, Mr. Burwell held various positions at Coats, PLC from 1997 to 2005, ultimately becoming the Vice President of Finance for the U.S. Industrial Division. From 1992 to 1997, Mr. Burwell held various positions at the international accounting firm BDO Seidman, LLP. Mr. Burwell is a Certified Public Accountant.

Mr. Burwell’s service as the Company’s principal financial officer was not pursuant to any arrangement or understanding with respect to any other person. In addition, there are no family relationships between Mr. Burwell and any director or other executive officer of the Company. There are no transactions between Mr. Burwell and the Company required to be disclosed under Item 404(a) of Regulation S-K.

The Company and Mr. Dorton entered in a separation agreement and release dated April 4, 2016 (the “Separation Agreement”). Subject to the expiration of a seven-day revocation period, Mr. Dorton will receive the sum of $738,724, which will be paid over the twelve months following his retirement. In accordance with his existing award agreements, any unvested options to purchase shares of common stock and unvested shares of restricted stock, and a proportionate number of previously granted performance share units based on the target award amount, owned by Mr. Dorton will vest. In consideration of the payments and benefits provided under the Separation Agreement, Mr. Dorton reaffirmed certain confidentiality, non-competition and non-solicitation restrictions as well as other restrictive covenants, and provided a global release of all claims.

ITEM 7.01	REGULATION FD

A copy of the press release issued by the Company announcing the retirement of its Chief Financial Officer is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

Pursuant to the rules and regulations of the U.S. Securities and Exchange Commission, the information furnished pursuant to Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 attached hereto), is deemed to have been furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

10.1	Separation Agreement and Release, dated as of April 4, 2016, by and between James H. Dorton and NN, Inc.

99.1	Press Release of NN, Inc., dated April 4, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 4, 2016

NN, INC.

By:	/s/ Matthew S. Heiter
Name:	Matthew S. Heiter
Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Separation Agreement and Release, dated as of April 4, 2016, by and between James H. Dorton and NN, Inc.

99.1	Press Release of NN, Inc., dated April 4, 2016